   THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, NOVEMBER 30, 1999, UNLESS THE OFFER IS EXTENDED

                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                             WESTPOINT STEVENS INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED OCTOBER 29, 1999
                        THE DEPOSITARY FOR THE OFFER IS:
                              THE BANK OF NEW YORK

                  BY MAIL                              FACSIMILE TRANSMISSION:                  BY HAND OR OVERNIGHT DELIVERY
                                                  (for Eligible Institutions Only)
                                                           (212) 815-6213
       Tender & Exchange Department                                                               Tender & Exchange Department
              P.O. Box 11248                                                                           101 Barclay Street
           Church Street Station                                                                   Receive and Deliver Window
       New York, New York 10286-1248                                                                New York, New York 10286
                                                   FOR CONFIRMATION BY TELEPHONE:
                                                           (800) 507-9357

    Delivery of this instrument to an address other than as set forth above will not constitute a valid delivery.

    Please read the entire Letter of Transmittal, including the accompanying Instructions, carefully before checking any box below.

    You should use this Letter of Transmittal only if (a) you are either enclosing certificates or (b) are causing the Shares (as defined below) to be delivered by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

    If you cannot deliver your Shares and all other required documents to the Depositary by the Expiration Date (as defined in the Offer to Purchase), you must tender your Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

----------------------------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------------------------
    NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)         SHARES TENDERED(ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
           (PLEASE FILL IN, IF BLANK)
----------------------------------------------------------------------------------------------------------------------------
                                                                                  TOTAL NUMBER
                                                                                    OF SHARES               NUMBER OF
                                                             CERTIFICATE          REPRESENTED BY             SHARES
                                                             NUMBER(S)(1)         CERTIFICATE(S)           TENDERED(2)
----------------------------------------------------------------------------------------------------------------------------
                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------
                                                                                                         |
                                                             TOTAL NO. OF SHARES TENDERED                |
----------------------------------------------------------------------------------------------------------------------------

   Indicate in this box the order (by certificate number) in which Shares are to be purchased in the event of proration (attach additional list if necessary)(3) See Instruction 7.
   1st:        2nd:          3rd:        4th:        5th:

(1) Need not be completed by stockholders tendering by book-entry.

(2) Unless otherwise indicated, it will be assumed that all Shares represented by Share certificates delivered to the Depositary are being tendered hereby. See Instruction 4.

(3) In the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depository (unless you otherwise designate).

              (BOX BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

Name(s) of Tendering Stockholder(s)
                                  ---------------------------------------------
Date of Execution of Notice of Guaranteed Delivery
                                                  -----------------------------
Name of Institution which Guaranteed Delivery
                                             ----------------------------------
If delivery is by book-entry transfer:
    Name of Tendering Institution
                                 ----------------------------------------------
    Account No.
               ----------------------------------------------------------------
    Transaction Code No.
                        -------------------------------------------------------

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to WestPoint Stevens Inc., a Delaware corporation (the "Company"), the above-described shares of common stock, par value $.01 per share (the "Shares"), at prices specified by the Company's Stockholders, not greater than $22.00 nor less than $19.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 29, 1999 (the "Offer to Purchase") and in this Letter of Transmittal (which together constitute the "Offer").

    Subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the Shares that are being tendered hereby and appoints The Bank of New York, as Depositary (the "Depositary), the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Shares for transfer and cancellation on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

    The undersigned understands that the Company will determine a single per Share price (not greater than $22.00 nor less than $19.00 per Share) (the "Purchase Price") that it will pay for Shares validly tendered and not validly withdrawn pursuant to the Offer, after taking into account the number of Shares so tendered and the prices specified by tendering Stockholders. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to purchase 3,000,000 Shares (or such lesser number of Shares as are validly tendered and not withdrawn at prices not greater than $22.00 nor less than $19.00 per Share) pursuant to the Offer. The undersigned understands that all Stockholders whose Shares are purchased by the Company will receive the Purchase Price for each Share purchased in the Offer.

    The undersigned hereby represents and warrants that the undersigned has a net long position in Shares at least equal to the number of Shares being tendered and has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when the same are accepted for payment by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 or 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

    Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased (less the amount of any Federal income or backup withholding tax required to be withheld), and return any Shares not tendered or not purchased, in the name(s) of the undersigned (or, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the Purchase Price of any Shares purchased (less the amount of any Federal income or backup withholding tax required to be withheld) and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased (less the amount of any Federal income or backup withholding tax required to be withheld) and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof, if the Company does not accept for payment any of the Shares so tendered.

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

                          PRICE (IN DOLLARS) PER SHARE
                       AT WHICH SHARES ARE BEING TENDERED
                               ------------------
                              CHECK ONLY ONE BOX.
                     IF MORE THAN ONE BOX IS CHECKED, OR IF
                      NO BOX IS CHECKED, THERE IS NO VALID
                               TENDER OF SHARES.
                              (SEE INSTRUCTION 5)

                               ------------------

              SHARES TENDERED AT PRICE DETERMINED BY DUTCH AUCTION

    / / The undersigned wants to maximize the chance of having the Company purchase all the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this one box instead of one of the price boxes below, the undersigned hereby tenders Shares and is willing to accept the Purchase Price resulting from the "Dutch Auction" process. This action will result in receiving a price per Share of as low as $19.00 or as high as $22.00.

                                    -- OR --

               SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER

    By checking ONE of the boxes below instead of the box above, the undersigned hereby tenders Shares at the price checked. This action could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price checked. If the Purchase Price for the Shares is equal to or greater than the price checked, then the Shares purchased by the Company will be purchased at the Purchase Price. A Stockholder who desires to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are tendered. The same Shares cannot be tendered at more than one price (unless those Shares were previously tendered and withdrawn).

        Price (in dollars) per Share at which Shares are being tendered:

$19.00 / /            $19.25 / /            $19.50 / /            $19.75 / /            $20.00 / /
$20.25 / /            $20.50 / /            $20.75 / /            $21.00 / /            $21.25 / /
$21.50 / /            $21.75 / /            $22.00 / /

                              (check only one box)

                                    ODD LOTS
                              (SEE INSTRUCTION 6)

To be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially, as of the close of business on October 29, 1999, an aggregate of fewer than 100 Shares.

The undersigned either (check one box):

/ / was the beneficial owner as of the close of business on October 29, 1999 of an aggregate of fewer than 100 Shares, all of which are being tendered; or / / is a broker, dealer, commercial bank, trust company or other nominee that
    (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations, made to it, by each such beneficial owner, that such beneficial owner owned beneficially as of the close of business on October 29, 1999 an aggregate of fewer than 100 Shares, and is tendering all of such Shares.

                          SPECIAL PAYMENT INSTRUCTIONS
                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 7, 8 AND 9)

    To be completed ONLY if the check for the Purchase Price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) and certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue check and certificate(s) to:

Name  ..........................................................................
                                    (Please Print)

Address  .......................................................................

         .......................................................................
                                   (Include Zip Code)

 ...............................................................................
                          (Taxpayer Identification No.)


                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 7, 8 AND 9)

    To be completed ONLY if the check for the Purchase Price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) and certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature.

Deliver check and certificates to:

Name  ..........................................................................
                                    (Please Print)

Address  .......................................................................

         .......................................................................
                                   (Include Zip Code)

                                   SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

 ...............................................................................

 ...............................................................................
                            Signature(s) of Owner(s)

Name(s) ........................................................................
                                 (Please Print)

 ...............................................................................

 ...............................................................................

Capacity  ......................................................................
                                  (full title)

Address  .......................................................................
                               (Include Zip Code)

 ...............................................................................

 ...............................................................................

Daytime Area Code and Telephone Number  ........................................

Dated  .................................................................. , 1999

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by persons(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person operating in a fiduciary or representative capacity, please set forth full title and see Instruction 8.)

       GUARANTEE OF SIGNATURE(S), IF REQUIRED (SEE INSTRUCTIONS 1 AND 8)

Name of Firm  ..................................................................

Address  .......................................................................
                               (Include Zip Code)

Authorized Signature  ..........................................................

Name(s)  .......................................................................

Area Code and Telephone Number  ................................................

Dated  .................................................................. , 1999

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution" and, collectively, "Eligible Institutions"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" on this Letter of Transmittal or
(b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 8.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURE. You should use this Letter of Transmittal only if you are either forwarding certificates herewith or causing the Shares to be delivered by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. In order for you to validly tender Shares, certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary's account at the Book-Entry Transfer Facility, as well as a properly completed and duly executed LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ANY OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL, MUST BE RECEIVED BY THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL BY THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

    If you cannot deliver your Shares and all other required documents to the Depositary by the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration Date, you must tender your Shares pursuant to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary by the Expiration Date, and (iii) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary's account at the Book-Entry Transfer Facility, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile hereof or a proper tender through ATOP) with any required signature guarantees, or in the case of a book-entry transfer, an Agent's Message, or in the case of a tender through ATOP, the specific acknowledgement and any other documents required by this Letter of Transmittal, must be received by the Depositary no later than 5:00 p.m., New York City time, on the third New York Stock Exchange trading day after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

    THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING SHARE CERTIFICATES, IS AT YOUR OPTION AND RISK. IF YOU CHOOSE TO DELIVER THE DOCUMENTS BY MAIL, THEN REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

    No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), you waive any right to receive any notice of the acceptance for payment of the Shares.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, then you should list the certificate numbers and/or the number of Shares on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If you wish to tender (offer to sell) fewer than all of the Shares represented by any certificates that you deliver to the Depositary, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Offer. Unless you indicate otherwise, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered.

     5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. In order to validly tender by this Letter of Transmittal, you must either:

        (a) check the box under "Shares Tendered at Price Determined by Dutch Auction"; OR

        (b) check the box indicating the price per Share at which you are tendering Shares under "Shares Tendered at Price Determined by Stockholder".

    By checking the box under "Shares Tendered at Price Determined by Dutch Auction" you agree to accept the Purchase Price resulting from the Dutch Auction tender process, which may be as low as $19.00 or as high as $22.00 per Share. By checking ONE of the boxes under "Shares Tendered at Price Determined by Stockholder," you acknowledge that doing so could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price that you checked.

    You may only check one box. If you check more than one box or no boxes, then you will not be deemed to have validly tendered your Shares. If you wish to tender portions of your Share holdings at different prices, you must complete a separate Letter of Transmittal for each price at which you wish to tender each such portion of your Shares. You cannot tender the same Shares at more than one price (unless you previously tendered and withdrew those Shares, as provided in Section 4 of the Offer to Purchase).

     6. ODD LOTS. As described in Section 2 of the Offer to Purchase, if the Company purchases less than all Shares tendered and not validly withdrawn before the Expiration Date, the Shares purchased first will consist of all Shares tendered by any Stockholder who owned beneficially, as of the close of business on October 29, 1999, an aggregate of fewer than 100 Shares and who tenders all of such Shares. Even if you otherwise qualify for the "odd lot" preferential treatment, you will not receive such preferential treatment unless you complete the box captioned "Odd Lots".

     7. ORDER OF PURCHASE IN EVENT OF PRORATION. Stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the Federal income tax treatment of the Purchase Price for the Shares purchased.

     8. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made, or Shares not tendered or not purchased are to be returned in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

     9. STOCK TRANSFER TAXES. Except as provided in the Offer to Purchase and this Letter of Transmittal, the Company will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or tendered Shares are registered in the name of a person other than the name of the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposted on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

    10. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the Purchase Price of any Shares accepted for payment is to be issued in the name of, and/or Share certificates for Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled "Special Payment Instructions". If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

    11. FEDERAL INCOME TAX WITHHOLDING. Under the Federal income tax laws, the Depositary will be required to withhold 31% of the amount of any payments made to certain Stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering Stockholder must provide the Depositary with such Stockholder's correct taxpayer identification number by completing the Substitute Form W-9 set forth below. In general, if a Stockholder is an individual, the taxpayer identification number is the social security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the Stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such Stockholder pursuant to the Offer may be subject to backup withholding. Certain Stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such Stockholder must submit an IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

    Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    Unless the Company determines that a reduced rate of withholding is applicable pursuant to a tax treaty or that an exemption from withholding is applicable because gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, the Company will be required to withhold Federal income tax at a rate of 30% from such gross proceeds paid to a foreign Stockholder or his agent. For this purpose, a foreign Stockholder is any Stockholder that is not: (a) a citizen or resident of the United States, including an alien individual who is a lawful permanent resident of the United States or meets the "substantial presence" test under Section 7701(b) of the Code, (b) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any state thereof (including the District of Columbia), (c) an estate whose income is includible in gross income for United States federal income tax purposes regardless of its source, or (d) a trust, if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

    The Company will determine the applicable rate of withholding by reference to a Stockholder's address, except if facts and circumstances indicate such reliance is not warranted or if applicable law (for example, an applicable tax treaty or Treasury regulations thereunder) requires some other method for determining a Stockholder's residence. A foreign Stockholder may be eligible to file for a refund of such tax or a portion of such tax if such Stockholder meets any of the "Sector 302 tests" described in the Offer to Purchase under the caption "Certain Federal Income Tax Considerations" or if such Stockholder is entitled to a reduced rate of withholding pursuant to a treaty and the Company withheld at a higher rate. In order to claim an exemption from withholding on the grounds that gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign Stockholder must deliver to the Depositary a properly executed
Form 4224 or Form W-8 ECI claiming exemption. Such forms can be obtained from Innisfree M&A Incorporated, the Information Agent for the Offer, at the address and telephone number listed on the bottom of this Letter of Transmittal. Foreign Stockholders are urged to consult their own tax advisors regarding the application of Federal income tax withholding, including eligibility for a withholding tax reduction or exemption and the refund procedure.

    12. IRREGULARITIES. All questions as to Purchase Price, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, Merrill Lynch & Co., the Dealer Manager for the Offer (the "Dealer Manager"), the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

    13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance should be directed to the Information Agent and the Dealer Manager at their respective addresses and telephone numbers set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery should be directed to the Information Agent.

-----------------------------------------------------------------------------------------------------------------------------------
                                           PAYER'S NAME: THE BANK OF NEW YORK
-----------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                   PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND
                             CERTIFY BY SIGNING AND DATING BELOW                         ------------------------------------------
FORM W-9                                                                                          Social Security Number
                                                                                            (If awaiting TIN write "Applied For")
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE                                                                                      OR

                                                                                          -----------------------------------------
                                                                                                Employer Identification Number
                                                                                            (If awaiting TIN write "Applied For")
PAYER'S REQUEST FOR TAXPAYER ------------------------------------------------------------------------------------------------------
IDENTIFICATION NUMBER (TIN)
                             PART 2--Certificate--Under penalties of perjury, I certify that:
                             (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued for me), and
                             (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                            ------------------------------------------------------------------------------------------------------

                            CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2). (Also see instructions in the enclosed Guidelines).
                            ------------------------------------------------------------------------------------------------------
                            SIGNATURE                              DATE        , 1999
                                     -----------------------------     --------
                                                                                            Part 3--
                                                                                            Awaiting  TIN   /  /
                             ------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
       OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW
         THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
                          PART 3 OF THE SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or
(2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Depositary by the time of payment, 31% of all reportable payments made to me thereafter will be withheld, but that such amounts will be refunded to me if I provide a certified Taxpayer Identifiation Number to the Depositary within sixty
(60) days.

    SIGNATURE                                         DATE             , 1999
             -------------------------------------        -------------

                    The Information Agent for the Offer is:

                                 Innisfree
                                       M&A Incorporated

                         501 Madison Avenue, 20th Floor
                            New York, New York 10022
                Bankers and Brokers Call Collect: (212) 750-5833
                   All Others Call Toll Free: (888) 750-5834

                      The Dealer Manager for the Offer is

                              MERRILL LYNCH & CO.

                             World Financial Center
                                  North Tower
                            New York, New York 10281
                         (212) 236-3790 (call collect)